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SECURITIES & EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
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Date of  Report (Date of earliest event reported):
November 20, 2000
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LITTLEFIELD CORPORATION.
(exact name of registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation)
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1-13530
(Commission File Number)
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74-2723809
(I.R.S. Employer Identification No.)
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816 Congress Avenue, Suite 1250, Austin, Texas 78701
(Address of principal executive offices)  (Zip Code)
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Registrant's telephone number, including area code: (512)476-5141
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(Former name or former address,if changed since last report.)
Not Applicable
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Item 5.     Other Events.

On November 20, 2000 Littlefield Corporation, through its newly formed, wholly owned subsidiary, Littlefield Hospitality, Inc., purchased the assets of a business known as Austin Tents & Events, from Aus-Tex Restaurant Equipment, Inc. for a total purchase price of $250,000. See the attached press release for more information.

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Item 7.     Exhibits.

Exhibit 1:  Press Release dated November 22, 2000.
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Wednesday November 22, 4:13 pm Eastern Time
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Press Release
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SOURCE: Littlefield Corporation
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Littlefield Corporation Concludes Purchase of Austin Tents and Events

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AUSTIN, Texas, Nov. 22 /PRNewswire/ -- Littlefield Corporation
(Nasdaq: LTFD - news) announces today it has purchased Austin Tents and Events. This represents the Company's first Adventure-less Capital(TM) purchase. The acquisition of Austin Tents and Events forms the cornerstone for the foundation of Littlefield Hospitality, a wholly owned subsidiary of Littlefield Corporation.

Austin Tents and Events, based in Austin, Texas, is a professional event planning organization with a large inventory of tents and a talented staff. Headed by event planning veteran, Sally Harrell, Austin Tents and Events is the company best suited to launch Littlefield Hospitality. Austin Tents and Events has been a mainstay in the Austin hospitality business for over five years and possesses a formidable client base. Littlefield Hospitality is now poised to grow throughout the state of Texas and the United States.

Littlefield Hospitality plans to grow the business by aggressively marketing the company as a one-stop shop for all event-planning needs. By penetrating existing customer accounts, replacing old accounting mechanisms and hiring more salespeople, the possibility exists to substantially increase revenues. Austin Tents and Events' best customers are those companies that use events to maximize brand exposure. The venerable client list includes: Dell Computers, Trilogy Software, and The University of Texas.

Jeffrey L Minch, President of Littlefield Corporation, had the following comments:

``The purchase of Austin Tents and Events offers Littlefield Corporation an entree into the hospitality business. We are confident that we will be able to achieve our strategic objective of growing the volume of the business to enable us to expand on a regional and then later, a national basis.

``We can now put into action our Adventure-less Capital(TM) theory; by unplugging an outdated business infrastructure and plugging in more effective and powerful business tools, Austin Tents and Events will flourish.''

Littlefield Entertainment is the largest operator of charitable bingo halls in the United States with eighteen (18) bingo halls in Alabama, South Carolina and Texas and is the only public company engaged in the consolidation of this $12,000,000,000 industry. An additional bingo hall is under development in Alabama and an acquisition of two (2) additional bingo halls has been previously announced. Charities playing at the Company's bingo halls were able to fund in excess of $3,200,000 of their noble causes in 1999.

Littlefield Amusements is in the process of deploying 1,000 amusement machines in Alabama.

Littlefield Hospitality is dedicated to simplifying the event planning process for its clients.

Littlefield Real Estate previously announced its first project, the renovation of a shopping center in West Columbia, South Carolina.

Littlefield Corporation is engaged in the entertainment, amusement and real estate businesses. It is the largest operator of charitable bingo halls in the United States and is in the process of deploying 1,000 amusement machines throughout Alabama. It has real estate holdings in South Carolina.

Except for historical information contained herein, certain matters set forth in this press release are or may be ``forward looking statements'' within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to substantial risks and uncertainties, including government regulation, taxation, competition, market risks, customer attendance, volatile customer spending patterns, general economic conditions and other risks detailed in the Company's Securities and Exchange Commission filings and reports. Actual results may be materially different from those expressed or implied by these ``forward looking statements.''


     For Additional Information:

     Risa Feit
     Director of Marketing and Communications
     Littlefield Corporation
     512-476-5141 PH
     512-476-5680 FX
     rfeit@littlefield.com


SOURCE: Littlefield Corporation